SHELTON FUNDS

NASDAQ-100 Index Fund

(the “Fund”)

Supplement dated June 27, 2019 to the

Prospectus and Statement of Additional Information (the “SAI”) dated January 1, 2019,

as amended and supplemented from time to time

The following is added at the end of the paragraph under “Principal Investment Strategies” on pages 13-14 of the prospectus:

The Fund may become “non-diversified” as defined under the Investment Company Act of 1940, as amended, solely as a result of a change in relative market capitalizations or index weightings of one or more stocks in the Nasdaq-100 Index®. This means that the Fund may invest a greater portion of its assets in a limited number of issuers than would be the case if the Fund were always managed as a diversified management investment company. The Fund intends to be diversified in approximately the same proportion as the Nasdaq-100 Index®.

Shareholder approval will not be sought when the Fund crosses from diversified to non-diversified status due solely to a change in the relative market capitalization or index weighting of one or more constituents of the Nasdaq-100 Index®.

The following is added as an additional paragraph after the paragraph with the heading “Concentration Risk” on page 14 of the prospectus:

Non-Diversification Risk. To the extent the Fund is managed as a non-diversified investment company, it is subject to the greater risk that the value of a specific security can perform differently from the market as a whole for reasons related to the issuer, such as operational performance, financial leverage and investment-level performance. The value of the Fund may decrease in response to the activities and financial prospects of an individual security in the Fund’s portfolio. Additionally, the Fund may be subject to greater risk, because the Fund’s performance may be more sensitive to any single economic, business, political or regulatory occurrence than the value of shares of a diversified investment company.

The seventh full paragraph on page 2 of the SAI is replaced in its entirety with:

The Nasdaq-100 Fund is a diversified mutual fund that seeks to provide investment results that correspond to the total return of the largest non-financial, publicly traded, companies as measured by the Nasdaq-100 Index®. The Fund may become “non-diversified” as defined under the Investment Company Act of 1940, as amended, solely as a result of a change in relative market capitalizations or index weightings of one or more stocks in the Nasdaq-100 Index®. The Fund intends to be diversified in approximately the same proportion as the Nasdaq-100 Index®.

Information regarding the Fund shares owned by Shelton Capital Management, by certain Shelton Capital Management employees and principals, and by each Trustee of the SCM Trust can be found in the Fund’s Statement of Additional Information, which can be obtained by calling 1-800-955-9988, by writing the Trust at 1875 Lawrence Street, Suite 300, Denver, Colorado 80202, or by visiting www.sheltoncap.com.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE